As filed with the Securities and Exchange Commission on December 23, 1997
                                                      Registration No. 333-35883
                                                                       811-08361
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]

                         Pre-Effective Amendment No. 1                    [x]

                        Post-Effective Amendment No. __                   [ ]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [x]


                                Amendment No. 1                           [ ]

                        --------------------------------

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                4900 Sears Tower
                            Chicago, Illinois  60606
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, including area code:  (312) 993-4400

                               Michael J. Richman
                              Goldman, Sachs & Co.
                          85 Broad Street - 12th Floor
                           New York, New York  10004
                    (Name and Address of Agent for Service)

                                   copies to:

                             Jeffrey A. Dalke, Esq.
                           Drinker Biddle & Reath LLP
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496


Approximate date of proposed offering: As soon as practicable after the effective date of the Registration Statement

[  ] Immediately upon filing pursuant to paragraph (b)
[  ] on (date) pursuant to paragraph (b)
[  ] 60 days after filing pursuant to paragraph (a)(i)
[  ] on (date) pursuant to paragraph (a)(i)
[  ] 75 days after filing pursuant to paragraph (a)(ii)
[  ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of Shares of beneficial interest, no par value per share, of all series and classes of the Registrant, now existing or hereafter created.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST

  (Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity
  Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Global Income Fund and
                         Goldman Sachs High Yield Fund)

                             Cross Reference Sheet

          Form N-1A Item                 Prospectus Caption
          --------------                 ------------------
1.    Cover Page .................   Cover Page.

2.    Synopsis....................   Not Applicable.

3.    Condensed Financial
      Information.................   Not Applicable.

4.    General Description of
      Registrant..................   Cover Page; Fund Highlights; Overview of
                                     Investment Styles; Investment Objectives and Policies; Investment Techniques; Risk
                                     Factors; Investment Restrictions; Portfolio
                                     Turnover.

5.    Management of the Fund......   Management.

5A.   Management's Discussion
      of Fund Performance.........   Not Applicable.

6.    Capital Stock and Other
      Securities..................   Shares of the Trust; Taxation; Additional
                                     Information; Dividends.

7.    Purchase of Securities
      Being Offered...............   Purchase and Redemption of Shares; Net
                                     Asset Value.

8.    Redemption or Repurchase....   Purchase and Redemption of Shares.

9.    Pending Legal Proceedings...   Not Applicable.

                        GOLDMAN VARIABLE INSURANCE TRUST

     (Goldman Sachs Growth and Income Fund, Goldman Sachs Core U.S. Equity Fund, Goldman Sachs Core Large Cap Growth Fund, Goldman Sachs Core Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund)


                             Cross Reference Sheet

                           Form N-1A Item                 Heading

10.              Cover Page........................  Cover Page.

11.              Table of Contents.................  Table of Contents.

12.              General Information and History...  Introduction.

13.              Investment Objectives and Policies  Investment Objectives
                                                     and Policies;
                                                     Investment
                                                     Restrictions.

14.              Management of the Registrant......  Management.

15.              Control Persons and Principal
                 Holders of Securities.............  Not Applicable.

16.              Investment Advisory and Other
                 Services..........................  Management.

17.              Brokerage Allocation..............  Portfolio Transactions
                 and Brokerage.

18.              Capital Stock and other Securities  Shares of the Trust.

19.              Purchase, Redemption and Pricing
                 of Securities Being Offered.......  Other Information.

20.              Tax Status........................  Taxation.

21.              Underwriters......................  Management.

22.              Calculation of Performance Data...  Performance Information.

23.              Financial Statements..............  Financial Statements.

Part C

Information to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

Prospectus

January 1, 1998

Goldman Sachs Variable Insurance Trust

The Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company (mutual fund) providing a series of equity and fixed income investment options. Shares of the Trust may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding
variable annuity contracts and variable life insurance policies.   Shares of
the Trust are not offered directly to the general public.

GOLDMAN SACHS GROWTH AND INCOME FUND

Seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

GOLDMAN SACHS CORE U.S. EQUITY FUND

Seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

GOLDMAN SACHS CAPITAL GROWTH FUND

Seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

GOLDMAN SACHS MID CAP EQUITY FUND

Seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations of between $500 million and $10 billion at the time of investment.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

GOLDMAN SACHS GLOBAL INCOME FUND

Seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.

GOLDMAN SACHS HIGH YIELD FUND

Seeks a high level of current income and secondarily, capital appreciation. The Fund invests primarily in fixed-income securities rated below investment grade.


                             --------------------


         Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the International Equity and Global Income Funds. GSAM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor.

         Shares of the Funds may be purchased by the Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies. A particular Fund may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of your specific insurance product will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your contract or policy is not to be considered a solicitation.

         This Prospectus provides information about the Trust and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated January 1, 1998, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE INTERNATIONAL EQUITY FUND MAY INVEST WITHOUT LIMIT, AND IN WHICH OTHER FUNDS CAN INVEST A PORTION OF THEIR ASSETS, ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

         THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED-INCOME SECURITIES.

         INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND OR HIGH YIELD SECURITIES AND/OR EMERGING MARKETS. THESE FUNDS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THESE INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
FUND HIGHLIGHTS.........................................................  5

OVERVIEW OF INVESTMENT STYLES........................................... 10

INVESTMENT OBJECTIVES AND POLICIES...................................... 13

DESCRIPTION OF SECURITIES............................................... 20

INVESTMENT TECHNIQUES................................................... 32

RISK FACTORS............................................................ 38

INVESTMENT RESTRICTIONS................................................. 44

PORTFOLIO TURNOVER...................................................... 45

MANAGEMENT.............................................................. 46

NET ASSET VALUE......................................................... 52

PERFORMANCE INFORMATION................................................. 53

SHARES OF THE TRUST..................................................... 54

EXPENSES...............................................................  55

TAXATION...............................................................  56

ADDITIONAL INFORMATION.................................................  57

DIVIDENDS..............................................................  57

PURCHASE AND REDEMPTION OF SHARES......................................  57

                                FUND HIGHLIGHTS

         The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

WHAT IS THE GOLDMAN SACHS VARIABLE INSURANCE TRUST?

         The Goldman Sachs Variable Insurance Trust is an open-end management investment company that offers shares in several investment funds (mutual funds). Each Fund sells shares to Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Participating Insurance Companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Fund. Each Fund pools the monies of these Separate Accounts and invests these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

         Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."


==================================================================================================================================
 Fund Name           Investment Objectives     Investment Criteria                                    Benchmark
----------------------------------------------------------------------------------------------------------------------------------
 Growth and Income   Long-term growth of        At least 65% of total assets in equity                Standard & Poor's Index
 Fund                capital and growth of      securities that the investment adviser                500 Common Stocks
                     income.                    considers to have favorable prospects                 ("S&P 500 Index")
                                                for capital appreciation and/or dividend
                                                paying ability.
----------------------------------------------------------------------------------------------------------------------------------
 CORE U.S. Equity    Long-term growth of        At least 90% of total assets in equity securities     S&P 500 Index
 Fund                capital and dividend       of U.S. issuers.  The Fund seeks to achieve its
                     income.                    objective through a broadly diversified portfolio
                                                of large cap and blue chip equity securities
                                                representing all major sectors of the U.S.
                                                economy.  The Fund's investments are selected
                                                using both a variety of quantitative techniques
                                                and fundamental research in seeking to maximize
                                                the Fund's expected return, while maintaining
                                                risk, style, capitalization and industry
                                                characteristics similar to the S&P 500 Index.
----------------------------------------------------------------------------------------------------------------------------------
 CORE Large Cap      Long-term growth of        At least 90% of total assets in equity                Russell 1000 Growth Index
 Growth Fund         Capital. Dividend income   securities of U.S. issuers, including
                     is a secondary             certain foreign issuers traded in the U.S.
                     consideration.             The Fund seeks to achieve its
                                                objective through a broadly diversified
                                                portfolio of equity securities
                                                of large cap U.S. issuers that are
                                                expected to have better
                                                prospects for earnings growth
                                                than the growth rate of the
                                                general domestic economy. The
                                                Fund's investments are
                                                selected using both a variety
                                                of quantitative techniques and
                                                fundamental research in
                                                seeking to maximize the Fund's
                                                expected return, while
                                                maintaining risk, style,
                                                capitalization and industry
                                                characteristics similar to the
                                                Russell 1000 Growth Index.
====================================================================================================================================

Fund Name            Investment Objectives                        Investment Criteria                 Benchmark
====================================================================================================================================
 CORE Small Cap      Long-term growth of          At least 90% of total assets in equity securities    Russell 2000 Index
 Equity Fund         capital.                     of U.S. issuers, including certain foreign issuers
                                                  traded in the U.S. The Fund seeks to achieve its
                                                  investment objective through a broadly diversified
                                                  portfolio of equity securities of U.S. issuers
                                                  which are included in the Russell 2000 Index at
                                                  the time of investment.  The Fund's investments
                                                  are selected using both a variety of quantitative
                                                  techniques and fundamental research in seeking to
                                                  maximize the Fund's expected return, while
                                                  maintaining risk, style, capitalization and
                                                  industry characteristics similar to the Russell
                                                  2000 Index.
====================================================================================================================================

 Capital Growth      Long-term capital growth.    At least 90% of total assets in a diversified        S&P 500 Index
 Fund                                             portfolio of equity securities.  The Investment
                                                  Adviser considers long-term
                                                  capital appreciation potential
                                                  in selecting investments.
====================================================================================================================================

 Mid Cap Equity      Long-term capital            At least 65% of total assets in equity securities    Russell Midcap Index
 Fund                appreciation.                of companies with public stock market
                                                  capitalizations of between $500 million and $10
                                                  billion at the time of investment ("Mid-Cap
                                                  Companies").
====================================================================================================================================

 International       Long-term capital            Substantially all, and at least 65%, of total        FT/S&P Actuaries Europe
 Equity Fund         appreciation.                assets in equity securities of companies organized   and Pacific Index (unhedged)
                                                  outside the United States or whose securities are
                                                  (unhedged) principally traded outside the United
                                                  States. The Fund may employ currency management
                                                  techniques.
====================================================================================================================================
====================================================================================================================================

Fund Name        Investment    Duration       Approximate  Investment    Credit        Other             Benchmark
                 Objectives                   Interest     Sector        Quality       Investments
                                              Rate
                                              Sensitivity
------------------------------------------------------------------------------------------------------------------------------------
Global Income    A high        Target =       6-year bond  Securities    Minimum =     Mortgage and      J.P. Morgan Global
Fund             total         J.P. Morgan                 of U.S. and   BBB/Baa       asset-backed      Government Bond Index
                 return,       Global                      foreign       At least      securities,       (hedged)
                 emphasizing   Government                  governments   50% =         foreign
                 current       Bond Index                  and           AAA/Aaa       currencies and
                 income        (hedged)                    corporations.               repurchase
                 and, to a     plus or                                                 agreements
                 lesser        minus 2.5                                               collateralized
                 extent,       years                                                   by
                 providing     Maximum =                                               U.S.Government
                 opportunities 7.5 years*                                              Securities or
                 for capital                                                           certain foreign
                 appreciation.                                                         government
                                                                                       securities.
------------------------------------------------------------------------------------------------------------------------------------

High Yield       A high        Target =       6-year bond  At least      At least      Mortgage-backed   Lehman Brothers High
Fund             level of      Lehman                      65% of        65% = BB/Ba   and               Yield Bond Index.
                 current       Brothers                    assets in     or below      asset-backed
                 income and    High Yield                  fixed-income                securities,
                 secondarily,  Bond Index                  securities                  U.S. Government
                 capital       plus or                     rated below                 Securities,
                 appreciation. minus 2.5                   investment                  investment
                               years                       grade,                      grade corporate
                               Maximum =                   including                   fixed-income
                               7.5 years*                  U.S. and                    securities,
                                                           non-U.S.                    structured
                                                           dollar                      securities,
                                                           corporate                   foreign
                                                           debt,                       currencies and
                                                           foreign                     repurchase
                                                           government                  agreements
                                                           securities,                 collateralized
                                                           convertible                 by U.S.
                                                           securities                  Government
                                                           and                         Securities.
                                                           preferred
                                                           stock.
====================================================================================================================================

         Under normal interest rate conditions.

WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

         Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

         RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

         FOREIGN RISKS. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involve greater risks than investments in the developed countries of Western Europe, the United States, Canada, Australia, New Zealand and Japan. In addition, because the International Equity and Global Income Funds invest primarily outside the United States, these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of emerging countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

         To the extent that a Fund invests in fixed income securities, it will be susceptible to the following risks:

         INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

         DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.


         CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its rights to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined, and a Fund may be unable to recoup all of its initial investments and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of mortgage-backed securities (including adjustable rate mortgage securities) and asset-backed securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.
         RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

         NON-DIVERSIFIED. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

         OTHER. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures, and swap transactions will subject the Fund to greater risk than funds that do not employ such techniques.

WHO MANAGES THE FUNDS?

         GSAM serves as Investment Adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, Capital Growth, CORE Small Cap Equity, Mid Cap Equity and High Yield Funds. GSAMI serves as Investment Adviser to the International Equity and Global Income Funds. As of October 24, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser for assets in excess of $128 billion.

WHO DISTRIBUTES THE FUNDS' SHARES?

         Goldman Sachs acts as distributor of each Fund's shares.

HOW DO I PURCHASE OR REDEEM SHARES?

         Investors may purchase or redeem shares of the Funds in connection with variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. You should refer to the prospectus of your Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for your contract or policy and how to redeem monies from the Trust. See "Purchase and Redemption of Shares."

WHEN ARE DIVIDENDS AND DISTRIBUTIONS PAID?




         Investment income dividends and capital gains distributions are paid at least annually.

         All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date, unless a Separate Account is permitted to hold cash and elects to receive payment in cash. For further information concerning dividends, see "Dividends."

                         OVERVIEW OF INVESTMENT STYLES

EQUITY FUNDS - GROWTH AND INCOME, CORE U.S. EQUITY, CORE LARGE CAP GROWTH, CORE SMALL CAP EQUITY, CAPITAL GROWTH, MID CAP EQUITY AND INTERNATIONAL EQUITY FUNDS

         The Investment Advisers may purchase for these Equity Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. Except as discussed in "Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs," the Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

         VALUE STYLE. The Growth and Income and Mid Cap Equity Funds are managed using a value-oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

         Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

         GROWTH STYLE. The Capital Growth and International Equity Funds are managed using a growth oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. These Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

         QUANTITATIVE STYLE. The CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the "CORE Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

         CORE Investment Process. The Investment Adviser begins with a broad
         -----------------------
universe of U.S. equity securities for the CORE Funds. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating. In the case of a security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a second rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, such ratings may also be assigned to securities based on research ratings obtained from other industry sources.

         In building a diversified portfolio for each CORE Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily comprised of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

         Multifactor Model. The Multifactor Model is a rigorous computerized
         -----------------
rating system for forecasting the returns of individual equity securities according to fundamental investment characteristics. The Multifactor Model incorporates common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities and markets they were designed to forecast.

         The weightings assigned to the factors in the Multifactor Model used by the CORE Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, quantitative models. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

         Research Department. In assigning ratings to equity securities, the
         -------------------
Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

         By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Fund seeks to capitalize on the strengths of each discipline.

FIXED-INCOME FUNDS - GLOBAL INCOME AND HIGH YIELD FUNDS

         The Investment Adviser of the Global Income and High Yield Funds may in accordance with the respective Funds' investment objectives and policies, purchase all types of fixed income securities, including U.S. and foreign government securities, and senior and subordinated corporate debt obligations such as bonds, debentures, notes and commercial paper.

         As stated above, each of these two Funds has a target duration. A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

         A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

         Except as discussed in "Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs," the Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

                      INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks, are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

GROWTH AND INCOME FUND

         Objectives. The Fund's investment objectives are to provide investors
         ----------
with long-term growth of capital and growth of income.

         Primary Investment Focus. The Fund invests, under normal circumstances,
         ------------------------
at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

         Other. The Fund may invest up to 35% of its total assets in fixed
         -----
income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

CORE U.S. EQUITY FUND

         Objective. The Fund's investment objective is to provide investors with
         ---------
long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

         Primary Investment Focus. The Fund invests, under normal circumstances,
         ------------------------
at least 90% of its total assets in equity securities of U.S. issuers. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with average long-term earnings growth expectations and dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

         For a description of the investment process of the Fund, see "Overview of Investment Styles."

CORE LARGE CAP GROWTH FUND

         Objective. The Fund's investment objective is to provide investors with
         ---------
long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

         Primary Investment Focus. The Fund invests, under normal circumstances,
         ------------------------
at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

         For a description of the investment process of the Fund, see "Overview of Investment Styles."

CORE SMALL CAP EQUITY FUND

         Objective. The Fund's investment objective is to provide investors with
         ---------
long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

         Primary Investment Focus. The Fund invests, under normal circumstances,
         ------------------------
at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. The Fund may invest only in fixed income securities that are considered cash equivalents.

         The Investment Adviser believes that companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature better known companies. Investments in small market capitalization issuers involve special risks. See "Description of Securities" and "Risk Factors." If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

         For a description of the investment process of the Fund, see "Overview of Investment Styles."

CAPITAL GROWTH FUND

         Objective. The Fund's investment objective is to provide investors with
         ---------
long-term growth of capital.

         Primary Investment Focus. The Fund invests, under normal circumstances,
         ------------------------
at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

         Other. Although the Fund will invest primarily in publicly traded U.S.
         -----
securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

MID CAP EQUITY FUND

         Objective. The Fund's investment objective is to provide investors with
         ---------
long-term capital appreciation.

         Primary Investment Focus. The Fund invests, under normal circumstances,
         ------------------------
substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $10 billion at the time of investment. If the company's capitalization of an issuer increases above $10 billion after purchase of such issuer's securities, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

         Other. The Fund may invest up to 35% of its total assets in fixed
         -----
income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

INTERNATIONAL EQUITY FUND

         Objective. The Fund's investment objective is to provide investors with
         ---------
long-term capital appreciation.

         Primary Investment Focus. The Fund invests, under normal circumstances,
         ------------------------
substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in Emerging Countries such as Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary,

India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors-Special Risks of Investments in Emerging Markets," which are not present in investments in more developed countries.

         Other. The Fund may employ certain currency techniques to seek to hedge
         -----
against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors." Up to 35% of the Fund's total assets may be invested in fixed income securities.

GLOBAL INCOME FUND

         Objective. The Fund's investment objective is to provide investors with
         ---------
a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

         Duration. Under normal interest rate conditions, the Fund's duration is
         --------
expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year bond.

         Investment Sector. The Fund invests primarily in a portfolio of high
         -----------------
quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

         The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) mortgage-backed and asset-backed securities.

         Credit Quality. All securities purchased by the Fund will be rated, at
         --------------
the time of investment, at least BBB by S&P or Baa by Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

         Unrated securities will be determined to be of comparable quality by the Investment Adviser. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculations characteristics, and adverse economic conditions or changing conditions may weaken their issuers' capacity to pay interest and repay prinicipal.


         Other. The Fund may employ certain active management techniques to
         -----
manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

         The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country.
HIGH YIELD FUND

         Objective. The Fund's investment objective is to provide investors with
         ---------
a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

         Duration. Under normal interest rate conditions, the Fund's duration is
         --------
expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year bond.


         Investment Sector. The Fund invests, under normal circumstances, at
         -----------------
least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government securities, asset-backed and mortgage-backed securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

         Credit Quality. The Fund invests primarily in high yield, fixed income
         --------------
securities rated below investment grade, including securities of issuers in default. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

         Other. The Fund may employ certain active management techniques to
         -----
manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

                           DESCRIPTION OF SECURITIES

CONVERTIBLE SECURITIES

         Each Fund, except the Global Income Fund, may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Advisers will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the CORE Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Except for the High Yield Fund, convertible debt securities are equity investments for purposes of each Fund's investment policies.

PREFERRED STOCK, WARRANTS AND RIGHTS

         Each Fund, except the Global Income Fund, may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

         Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         Each Fund, except the Global Income and High Yield Funds, may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependant upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

FOREIGN INVESTMENTS

         Foreign Securities. Each Equity Fund may invest in the securities of
         ------------------
foreign issuers (provided that the CORE Funds may only invest in equity securities of foreign issuers that are traded in the U.S. and comply with U.S. accounting standards). The Global Income Fund will, and the High Yield Fund may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the High Yield Fund will limit its investments in non-U.S. dollar-denominated fixed-income securities to 25% of its total assets. Investments in foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

         Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed income and equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

         Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

         Each Fund other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

         Investments in ADRs, EDRs and GDRs. Each Fund, except the Global Income
         ----------------------------------
and High Yield Funds, may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and each Fund, other than the Global Income, High Yield and CORE Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

         Foreign Currency Transactions. Because investment in foreign issuers
         -----------------------------
will usually involve currencies of foreign countries, and because the International Equity, Global Income and High Yield Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the International Equity, Global Income and High Yield Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The International Equity, Global Income and High Yield Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or enters into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

         Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

         The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

         The Funds may also engage in a variety of foreign currency management techniques. Due to the limited market for instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging markets, if any, will be covered by such instruments.

FIXED INCOME SECURITIES

         U.S. Government Securities. Each Fund may invest in U.S. Government
         --------------------------
securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

         U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities.

         Foreign Government Securities. The International Equity, Global Income
         -----------------------------
and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

         Asset-Backed Securities. Each Fund (other than the CORE Funds) may also
         -----------------------
invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

         Loan Participations. The High Yield Fund may invest in loan
         -------------------
participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

         Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

         Municipal Securities. The High Yield Fund may make limited investments
         --------------------
in instruments issued by state and local governmental issuers. The securities may include private activity bonds, municipal leases, certificates of participation and "auction rate" securities.

         Corporate Debt Obligations. Each Fund may invest in corporate debt
         --------------------------
obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

         Bank Obligations. Each Fund may invest in obligations issued or
         ----------------
guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

         Structured Securities. Each Fund may invest in structured securities.
         ---------------------
The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

         Rating Criteria. The rating criteria for the Global Income and High
         ---------------
Yield Funds are stated above. Except as noted below, each Equity Fund (other than the CORE Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Growth and Income, Capital Growth and International Equity Funds may invest up to 10%, 10% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments as described further below under "Risk Factors - Risks of Investing in Non-Investment Grade Fixed-Income Securities." As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

         Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation
         --------------------------------------------------------------------
Bonds. The Equity and Fixed Income Funds may invest in zero coupon bonds and the
-----
Fixed Income Funds may invest in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

MORTGAGE-BACKED SECURITIES

         Each Fund (other than the CORE Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

         Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans pay
         -------------------------
interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

         Adjustable Rate Mortgage Loans ("ARMs"). ARMs are pass-through mortgage
         ---------------------------------------
securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

         ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

         U.S. Government Guaranteed Mortgage-Backed Securities. Certain
         -----------------------------------------------------
Mortgage-Backed Securities are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

         Privately Issued Mortgage-Backed Securities. Certain Mortgage-Backed
         -------------------------------------------
Securities are issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

         Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
         ---------------------------------------------------------------------
Obligations. Mortgage-Backed Securities also include multiple class securities,
-----------
including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.


         Stripped Mortgage-Backed Securities. The Global Income and High Yield
         -----------------------------------
Funds may invest in Stripped Mortgage-Backed Securities ("SMBS") which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

                             INVESTMENT TECHNIQUES

OPTIONS ON SECURITIES AND SECURITIES INDICES


         Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates.


         The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES


         A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

         In addition, the International Equity, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

         The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the International Equity, Global Income and High Yield Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth and CORE Small Cap Equity Funds.

         A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and

Policies-Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

         The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

CURRENCY SWAPS

         The International Equity, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

         A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently takes the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

         A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid.

         The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The International Equity, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

         Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33-1/3% of the value of the total assets of a Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST THE BOX

         Each Fund (other than the CORE and Fixed Income Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns or has the right to obtain an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against the box). A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year. Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. As a result of recent tax legislation, short sales may not be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

MORTGAGE DOLLAR ROLLS

         The Global Income Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

TEMPORARY INVESTMENTS

         Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE Funds may only hold up to 35% of their respective total assets) in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. The Equity Funds may also, for temporary defensive purposes invest 100% of their respective total assets

(except the CORE Funds which may only hold up to 35% of their respective total assets) in commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. The High Yield Fund may for temporary purposes invest in investment grade securities. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

         In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) other investment companies including World Equity Benchmark Shares and Standard & Poor's Depository Receipts, (ii) warrants, stock purchase rights and unseasoned companies (Equity Funds only),
(iii) mortgage swaps and interest rate swaps, caps, floors and collars (Global Income and High Yield Funds only), (iv) yield curve options and inverse floating-rate securities (Global Income and High Yield Funds only), (v) portfolio securities lending (Global Income and High Yield Funds only), (vi) custodial receipts, and (vii) currency swaps (International Equity Fund only).

         In addition, each Fund may borrow up to 33-1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets. For more information see the Additional Statement.

                                 RISK FACTORS

         Risks of Investing in Small Capitalization Companies. Investing in the
         ----------------------------------------------------
securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

         Special Risks of Investments in Emerging Markets. Investing in the
         ------------------------------------------------
securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities - Foreign Investments." The International Equity Fund may invest without limit in the securities of issuers in Emerging Countries. The High Yield Fund may invest up to 25%, the Growth and Income and Mid Cap Equity Funds may each invest up to 15% and the Capital Growth and Global Income Funds may invest up to 10% of their total assets in securities of issuers in Emerging Countries.

         Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers.

         A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.

         In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

         Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

         Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

         Interest Rate Risk. When interest rates decline, the market value of
         ------------------
fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

         Default Risk/Credit Risk. Investments in fixed-income securities are
         ------------------------
subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

         Call Risk and Extension Risk. Fixed-income securities may be subject to
         ----------------------------
both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined, and a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and municipal securities have this call and/or extension risk.

         The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

         ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

         Derivative Mortgage-Backed Securities. Because derivative
         -------------------------------------
Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

         Risks of Investing in Non-Investment Grade Fixed-Income Securities.
         ------------------------------------------------------------------
Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

         Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

         The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

         A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

         The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

         Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

         Other Risks. Floating-rate derivative debt securities present more
         -----------
complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

         Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

         Risks of Derivative Transactions. A Fund's transactions, if any, in
         --------------------------------
options, futures, options on futures, swap transactions, structured securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

         Foreign Risks. See "Foreign Investments" for a description of the risks
         -------------
         of investing in foreign securities and currencies.


                           INVESTEMENT RESTRICTIONS


         Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


         "Diversified"/Non-Diversified Status. Each Fund, except the Global
          -----------------------------------
Income Fund is a "diversified" fund under the Act. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements under Subchapter M as well as under Section 817(h) (including applicable Treasury Regulations) of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and
(2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Growth and Income, CORE U.S. Equity, CORE Large, Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity, International Equity and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.

                              PORTFOLIO TURNOVER

         A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction and related expenses which must be borne by a Fund and its shareholders. It is anticipated that the annual portfolio turnover rates of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity, International Equity, Global Income and High Yield Funds will generally not exceed 40%, 55%, 80%, 65%, 30%, 40%, 45%, 200% and 100%, respectively. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. For the Fixed Income Funds, the portfolio turnover rate includes the effect of entering into mortgage dollar rolls.

                                  MANAGEMENT

TRUSTEES AND OFFICERS

         The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

         Investment Advisers. Goldman Sachs Asset Management ("GSAM"), One New
         -------------------
York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE Large Cap Growth, CORE Small Cap Equity, CORE U.S. Equity, Growth and Income, Capital Growth, Mid Cap Equity and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International ("GSAMI"), 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity and Global Income Funds. GSAMI became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. As of October 24, 1997, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $128 billion.

         Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

         In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

         Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

FUND MANAGERS

=============================================================================================================================
                                                           Years Primarily                     Five Year
     Name and Title              Fund Responsibility         Responsible                  Employment History
=============================================================================================================================
 George D. Adler          Portfolio Manager-               Since 1997      Mr. Adler joined the Investment Adviser in
 Vice President           Capital Growth                                   1997.  Prior to 1997, he was a portfolio manager
                                                                           at Investment Management, Inc.  and its
                                                                           predecessor firm ("Liberty").
-----------------------------------------------------------------------------------------------------------------------------
 G. Lee Anderson          Portfolio Manager-               Since 1997      Mr. Anderson joined the Investment Adviser in
 Vice President           Growth and Income                                1992.  Prior to 1992, he was a research analyst
                          Mid Cap Equity                                   in the Growth and Income Mid Cap Equity
                                                                           Investment Research Department of Goldman, Sachs
                                                                           & Co.
-----------------------------------------------------------------------------------------------------------------------------
 Eileen A. Aptman         Portfolio Manager-               Since 1997      Since Ms. Aptman joined the Investment Adviser
 Vice President           Mid Cap Equity                                   in 1993.  Prior to 1993, she was an equity
                          Growth and Income                                analyst at Delphi Management.
-----------------------------------------------------------------------------------------------------------------------------
 Richard Buckholz         Portfolio Manager-               Since 1997      Mr. Buckholz joined the Investment Adviser in
 Vice President           High Yield                                       1994.  Prior to joining the Investment Adviser,
                                                                           Mr. Buckholz was Head of Emerging Market Fixed
                                                                           Income Research at Bear Stearns & Company and
                                                                           previously in a similar position at Citibank.
-----------------------------------------------------------------------------------------------------------------------------
 Kent A. Clark            Portfolio Manager-               Since 1997      Mr. Clark joined the Investment Adviser in
 Vice President           CORE U.S. Equity                                 1992.  Prior to 1992, he was studying for a
                          CORE Large-Cap Growth                            Ph.D. in finance at the University of Chicago.
                          CORE Small Cap Equity
-----------------------------------------------------------------------------------------------------------------------------
 Robert G. Collins        Portfolio Manager-               Since 1997      Mr. Collins joined the Investment Adviser in
 Vice President           Capital Growth                                   1997.  Prior to 1997, he was a portfolio manager
                                                                           at Liberty.
-----------------------------------------------------------------------------------------------------------------------------
 Herbert E. Ehlers        Senior Portfolio Manager-        Since 1997      Mr. Ehlers joined the Investment Adviser in
 Managing Director        Capital Growth                                   1997.  Prior to 1997, he was the Chief
                                                                           Investment Officer of Liberty.
-----------------------------------------------------------------------------------------------------------------------------
 Gregory H. Ekizian       Portfolio Manager-               Since 1997      Mr. Ekizian joined the Investment Adviser in
 Vice President           Capital Growth                                   1997.  Prior to 1997, he was a portfolio manager
                                                                           at Liberty.
-----------------------------------------------------------------------------------------------------------------------------
 Ivor H. Farman           Portfolio Manager-               Since 1997      Mr. Farman joined the Investment Adviser in
 Executive Director       International Equity                             1996.  Prior to 1996, he was responsible for
                                                                           originating and marketing French equity ideas at
                                                                           Exane in Paris.
=============================================================================================================================]

=============================================================================================================================
                                                           Years Primarily                     Five Year
     Name and Title              Fund Responsibility         Responsible                  Employment History
=============================================================================================================================
 Stephen Fitzgerald       Portfolio Manager-               Since 1997      Mr. Fitzgerald joined the Investment Adviser in
 Executive Director and   Global Income                                    1992.  Prior to 1992, he spent two years
 Chief Investment                                                          managing multi-currency fixed-income and
 Officer                                                                   balanced portfolios at Invesco MIM Limited,
                                                                           where he was a senior member of the derivative
                                                                           products group.
-----------------------------------------------------------------------------------------------------------------------------
 Ronald E. Gutfleish      Senior Portfolio Manager-        Since 1997      Mr. Gutfleish joined the Investment Adviser in
 Managing Director        Growth and Income                                1993.  Prior to 1993, he was a principal of
                          Mid Cap Equity                                   Sanford Bernstein & Co.  in its Investment
                                                                           Management Research Department.
-----------------------------------------------------------------------------------------------------------------------------
 Andrew Jessop            Portfolio Manager-               Since 1997      Mr. Jessop joined the Investment Adviser in
 Vice President           High Yield Fund                                  1997. Prior to joining the Investment Adviser,
                                                                           Mr. Jessop spent six years managing high yield
                                                                           portfolios at Saudi International Bank in London.
                                                                           Prior to that, he worked for the bank on the
                                                                           interest rate swap desk and served as an
                                                                           investment analyst in New York.
-----------------------------------------------------------------------------------------------------------------------------
 Robert C. Jones          Senior Portfolio Manager-        Since 1997      Mr. Jones joined the Investment Adviser in 1989.
 Managing Director        CORE U.S. Equity
                          CORE Large Cap Growth
                          CORE Small Cap Equity
-----------------------------------------------------------------------------------------------------------------------------
 Allessandro P.G. Lunghi  Portfolio Manager-               Since 1997      Mr. Lunghi joined the Investment Adviser in
 Executive Director       International Equity                             1996.  Prior to 1996, he was at CINMan for five
                                                                           years.
-----------------------------------------------------------------------------------------------------------------------------
 Shogo Maeda              Portfolio Manager-               Since 1997      Mr. Maeda joined the Investment Adviser in
 Managing Director        International Equity                             1994.  Prior to 1994, he worked at Nomura
                                                                           Investment Management Incorporated and for a
                                                                           period at Manufacturers Hanover Bank in New York.
-----------------------------------------------------------------------------------------------------------------------------
 Warwick M. Negus         Senior Portfolio Manager-        Since 1997      Mr. Negus joined the Investment Adviser in
 Managing Director        International Equity                             1994.  Prior to 1994, he was a vice president of
                                                                           Bankers Trust Australia Ltd.
-----------------------------------------------------------------------------------------------------------------------------
 Michael L. Pasternak     Portfolio Manager-               Since 1997      Mr. Pasternak joined the Investment Adviser in
 Vice President           High Yield                                       1997. Prior to joining GSAM, Mr. Pasternak spent eight
                                                                           years managing high yield corporate bond and loan
                                                                           portfolios at Saudi International Bank (an affiliate of
                                                                           JP Morgan) in London. Prior to that, he was an officer of
                                                                           the bank in Eurocurrency Lending and Syndications and
                                                                           served as an investment analyst in New York.
-----------------------------------------------------------------------------------------------------------------------------
 Victor H. Pinter         Portfolio Manager-               Since 1997      Mr. Pinter joined the Investment Adviser in 1990.
 Vice President           CORE U.S. Equity
                          CORE Large Cap Growth
                          CORE Small Cap Equity
-----------------------------------------------------------------------------------------------------------------------------
 David G. Shell           Portfolio Manager-               Since 1997      Mr. Shell joined the Investment Adviser in
 Vice President           Capital Growth                                   1997.  Prior to 1997, he was a portfolio manager
                                                                           at Liberty.
-----------------------------------------------------------------------------------------------------------------------------
 Ernest C. Segundo, Jr.   Portfolio Manager-               Since 1997      Mr. Segundo joined the Investment Adviser in
 Vice President           Capital Growth                                   1997.  Prior to 1997, he was a portfolio manager
                                                                           at Liberty.
-----------------------------------------------------------------------------------------------------------------------------
 Christopher Testa        Portfolio Manager-               Since 1997      Mr. Testa joined the Investment Adviser in
 Vice President and       High Yield                                       1994.  Prior to joining the Investment Adviser,
 Director of Credit                                                        Mr. Testa was a credit analyst with CS First
 Research                                                                  Boston and prior to that he was an analyst for
                                                                           Metropolitan Life Insurance Company investing in private
                                                                           placements and public debt.
-----------------------------------------------------------------------------------------------------------------------------
 Danny Truell             Portfolio Manager-               Since 1997      Mr. Truell joined the Investment Adviser in
 Executive Director       International Equity                             1996.  Prior to 1996, he was at CINMan for six
                                                                           years.
-----------------------------------------------------------------------------------------------------------------------------
 Andrew Wilson            Portfolio Manager-               Since 1997      Mr. Wilson joined the Investment Adviser in
 Executive Director for   Global Income                                    1995.  Prior to joining the GSAMI, he spent
 International Fixed                                                       three years as an Assistant Director at
 Income                                                                    Rothschild Asset Management where he was responsible for
                                                                           managing global and international bond portfolios, with
                                                                           specific focus on the U.S., Canadian, Australian and
                                                                           Japanese economies. Prior to his employment at
                                                                           Rothschild, Mr. Wilson spent seven years at the Reserve
                                                                           Bank of New Zealand, his most recent position as Trading
                                                                           Manager of foreign reserves management.
===================================================================================================================================

         It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in the U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders.

         In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

         As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:


                                               Contractual
                                                  Rate

                                           --------------------

Growth and Income.......................           .75
CORE U.S. Equity........................           .70
CORE Large Cap Growth...................           .70
CORE Small Cap Equity...................           .75
Capital Growth..........................           .75
Mid Cap Equity..........................           .80
International Equity....................          1.00
Global Income...........................           .90

High Yield..............................           .70

         The Investment Advisers to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity, International Equity, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses to the extent such expenses exceed .15%, .10%,
 .10%, .15%, .15%, .15%, .25%, .15% and .15% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

         Activities of Goldman Sachs and its Affiliates and Other Accounts
         -----------------------------------------------------------------
Managed by Goldman Sachs. The involvement of the Investment Advisers, Goldman
------------------------
Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS BY THE INVESTMENT ADVISER

         Each Fund is newly organized and does not yet have its own performance record. The Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity, International Equity, Global Income and High Yield Funds, however, have substantially the same investment objectives, policies, strategies and restrictions as existing investment portfolios of Goldman Sachs Trust, another registered open-end investment company managed by the Investment Advisers.

         The following performance is included to provide investors with a performance record for the Investment Advisers in managing investment portfolios substantially similar to those of the Funds. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of the variable annuity contracts and variable life insurance policies. Investors should refer to the separate account prospectuses describing the variable annuity contracts and variable life insurance policies for information pertaining to those insurance fees and charges. The insurance separate account fees will reduce the performance of the Funds. The performance of the Class A Shares of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, International Equity, Global Income and High Yield Funds and Institutional Shares of the Mid Cap Equity Fund of the Goldman Sachs Trust reflects the deduction of the historical fees and expenses paid by the respective classes of such funds and not those of the Funds of the Trust. Class A Shares of the Goldman Sachs Trust are subject to a front end sales load. All performance quotations are at net asset value. Class A Shares of the Goldman Sachs Trust, unlike Shares of the Trust, have a .25% Authorized Dealer Service Fee and a 12b-1 fee of up to .25% which reduce performance. Performance of the CORE Large Cap Growth Fund for the period from November 1, 1991 to May 1, 1997 is represented by the performance of a predecessor separate account which was managed by the Adviser during such period. The performance record of the separate account has been restated to reflect the expenses applicable to Class A Shares. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as a investment company under the 1940 Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the 1940 Act. If the separate account had been registered as an investment company under the 1940 Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares.

         The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Fund to calculate its own performance. Performance reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results and investors should not consider this performance data as an indication of or substitute for past or future performance of the Funds of the Trust.

=================================================================================================================
                                                              AVERAGE ANNUAL TOTAL RETURN*
-----------------------------------------------------------------------------------------------------------------
                                          Average Annual          Average Annual             SINCE INCEPTION
PORTFOLIO OF GOLDMAN SACHS TRUST           Total Return            Total Return             (INCEPTION DATE)
                                              1 YEAR                  5 YEARS
                                              ------                  -------
-----------------------------------------------------------------------------------------------------------------
Growth and Income (Class A)                   39.35%                   N/A             20.71% (February 5, 1993)
-----------------------------------------------------------------------------------------------------------------
CORE U.S. Equity (Class A)                    30.71%                 19.78%              15.73% (May 24, 1991)
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
CORE Large Cap Growth (Class A)               36.13%                 23.76%             20.84% (November 11, 1991)
-----------------------------------------------------------------------------------------------------------------
Mid Cap Equity (Institutional)                52.43%                   N/A              27.91% (August 1, 1995)
-----------------------------------------------------------------------------------------------------------------
CORE Small Cap Equity (Class A)                N/A                     N/A             4.70% (August 15, 1997)**
-----------------------------------------------------------------------------------------------------------------
Capital Growth (Class A)                      35.29%                 19.32%             17.41% (April 20, 1990)
-----------------------------------------------------------------------------------------------------------------
International Equity (Class A)                10.86%                   N/A             11.29% (December 1, 1992)
-----------------------------------------------------------------------------------------------------------------
Global Income (Class A)                       9.66%                   8.19%              8.28% (August 2, 1991)
-----------------------------------------------------------------------------------------------------------------
High Yield (Class A)                           N/A                     N/A              1.50% (August 1, 1997)**
=================================================================================================================

*  Average annual total return calculations are for periods ended
   October 31, 1997.

** Cumulative total return calculations are for periods ended October 31, 1997.


DISTRIBUTOR

         Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares at no cost to the Funds.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02110 provides custodial services for the Funds and Goldman Sachs provides transfer agency services for the Funds.

                              NET ASSET VALUE

         The net asset value per share of each Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each Fund is calculated by determining the net assets belonging to the Fund and dividing by the number of outstanding shares of the Fund.

         Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities, and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                          PERFORMANCE INFORMATION

         From time to time each Fund may publish average annual total return and the Growth and Income, Global Income and High Yield Funds may publish their yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

         The Growth and Income, Global Income and High Yield Funds compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Growth and Income, Global Income and High Yield Funds' quotations of distribution rate are calculated by analyzing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

         The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST

         Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the State of Delaware on September 16, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

         When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. Shares have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares. Shares of the Trust are not offered directly to the general public. The Participating Insurance Companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Fund. However, to the extent required by law, (a) the Participating Insurance Companies will vote Fund shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies and (b) the Participating Insurance Companies will vote Fund shares held in the Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received. Fund shares held by unregistered Separate Accounts or qualified plans will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered Separate Account's Participating Insurance Company or the plan makes other arrangements. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the Prospectus relating to those accounts issued by the Participating Insurance Companies.

         Inquiries regarding the Trust may be made in writing to the Trust's office c/o Goldman Sachs, 85 Broad Street, New York, New York 10004. Holders of variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent public accountants. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

         The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.


         In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                 EXPENSES

         The Trust is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, the fees and expenses payable to the Trust's custodian and any subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust.

         The imposition of the management fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, an Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay the Investment Adviser at a later time for any amounts which may be waived, nor will the Fund reimburse the Investment Adviser for any amounts which may be assumed.

                                 TAXATION

         Federal Taxes. Each Fund is treated as a separate corporate entity for
         -------------
tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to Separate Accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company also could result in the loss of the tax-favored status of variable annuity contracts and variable life insurance policies that are funded by a Separate Account which invests in the Fund.

         Under Code Section 817(h), a Separate Account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A Separate Account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a Separate Account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. Each Fund intends to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a Separate Account investing solely in shares of a Fund will be adequately diversified. However, a failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such Account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual cost of life insurance, if any, provided under such policy). For additional discussion regarding Separate Account diversification see the Additional Statement.

         Provided that a Fund and a Separate Account investing in the Fund satisfy the above requirements, any distributions from the Fund to such Account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

         Persons investing in a variable annuity or variable life insurance contract should refer to the prospectus with respect to such contract for further tax information.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds.

                          ADDITIONAL INFORMATION

         The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
                                   DIVIDENDS

         Dividends from net investment income are declared and paid by each Fund at least annually. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of each Fund's net investment income. Each Fund will pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date, unless a Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Fund's dividends may constitute a return of capital.

                       PURCHASE AND REDEMPTION OF SHARES

         Investors may purchase or redeem shares of the Funds through variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. You should refer to the prospectus of the Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds of the Trust as investment options for your contract or policy and how to redeem monies from the Trust.

         The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust are effected on Business Days. The Separate Accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In addition, each Fund reserves the right to suspend the offering of its shares for a period of time, and reserves the right to reject any specific purchase order.

         The Funds do not assess any fees when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the Participating Insurance Companies' prospectuses.

         In the future, the Trust may offer shares of one or more of the Funds (including new Funds that might be added to the Trust) to unregistered Separate Accounts of various Participating Insurance Companies, to variable annuity contracts and variable life insurance policies sold solely to qualified pension and profit-sharing plans and/or sold in non-public offerings. The Trust may also, in the future, offer shares of one or more of the Funds directly to qualified pension and profit-sharing plans.

         Shares of the Funds may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by unaffiliated Participating Insurance Companies. The Trust's shares may be offered in connection with mixed funding, extended mixed funding and shared funding. Mixed funding, extended funding and shared funding may present certain conflicts of interests between variable annuity owners, variable life insurance policy owners and plan investors. The Trust's Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust does not currently anticipate offering shares in connection with extended mixed funding. In addition, the Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the unaffiliated Participating Insurance Companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of unaffiliated Participating Insurance Companies, a Participating Insurance Company may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies.


        The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or a group of purchasers' pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases sales, or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

GOLDMAN SACHS ASSET
MANAGEMENT
One New York Plaza
New York, New York 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 Peterborough Court
London, England EC4A 2BB

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois  60606


STATE STREET BANK AND TRUST COMPANY
Custodian
1776 Heritage Drive
North Quincy, Massachusetts 02110

ARTHUR ANDERSEN LLP
Independent Public Accountants
225 Franklin Street
Boston, Massachusetts  02110
Independent Public Accountants


Toll Free (in U.S.):  800-292-4726


Prospectus

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                      GOLDMAN SACHS GROWTH AND INCOME FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND
                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
                    GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                       GOLDMAN SACHS MID CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
             (PORTFOLIOS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST)

                               One New York Plaza
                            New York, New York 10004

  This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the prospectus for Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund dated January 1, 1998 as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.


        The date of this Additional Statement is January 1, 1998.

                               TABLE OF CONTENTS
                                                        Page
                                                        ----


Introduction...........................................  B-4

Investment Objectives and Policies.....................  B-5

Investment Restrictions................................  B-60

Management.............................................  B-62

Portfolio Transactions and Brokerage...................  B-77

Net Asset Value........................................  B-79

Performance Information................................  B-82

Shares of the Trust....................................  B-87

Taxation...............................................  B-90

Other Information......................................  B-100

Financial Statements...................................  B-102

Appendix A.............................................  A-1

Appendix B.............................................  B-1

GOLDMAN SACHS ASSET MANAGEMENT                   GOLDMAN, SACHS & CO.

Adviser to:                                      Distributor
Goldman Sachs Growth and Income Fund             85 Broad Street
Goldman Sachs CORE U.S. Equity Fund              New York, New York 10004
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund         GOLDMAN SACHS ASSET
Goldman Sachs Capital Growth Fund                MANAGEMENT INTERNATIONAL
Goldman Sachs Mid Cap Equity Fund                Adviser to:
Goldman Sachs High Yield Fund                    Goldman Sachs International
One New York Plaza                               Equity Fund
New York, New York 10004                         Goldman Sachs Global Income
                                                 Fund
                                                 133 Peterborough Court
                                                 London, England EC4A 2BB


Goldman, Sachs & Co.
Transfer Agent
4900 Sears Tower
Chicago, IL 60606



                         Toll free.......800-292-4726

                                 INTRODUCTION

    Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company. Shares of the Trust may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered to the general public. The following series of the Trust are described in this Additional Statement: Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), (collectively referred to herein as the "Equity Funds"), Goldman Sachs Global Income Fund ("Global Income Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") (collectively referred to herein as the "Fixed Income Funds" and collectively with the Equity Funds referred to herein as the "Funds").

    Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust's charter to create and classify shares of beneficial interests in separate series and to classify and reclassify any series or portfolio of shares into one or more classes, without further action by shareholders. Additional series may be added in the future.


    Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity and Global Income Funds. GSAM and GSAMI are sometimes referred to collectively herein as the "Advisers." Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

    The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies. There is no assurance that each Fund will achieve its objective.

                      INVESTMENT OBJECTIVES AND POLICIES

    Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

CORE U.S. EQUITY, CORE LARGE CAP GROWTH AND CORE SMALL CAP EQUITY FUNDS
-----------------------------------------------------------------------

    Under normal circumstances, the Funds will invest at least 90% of their total assets in equity securities. The investment strategy of the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code.

    Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth and CORE Small Cap Equity Funds) in order to keep a Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

    THE MULTIFACTOR MODEL. The Multifactor Model is a rigorous computerized rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of equity securities.

    Because it includes many disparate factors, the Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

    The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

INTERNATIONAL EQUITY FUND
-------------------------

    International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

    A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

    Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

    Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

    GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

    The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAMI's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

GLOBAL INCOME FUND
------------------

    Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

    In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

    HIGH INCOME. Global Income Fund's portfolio managers will seek out the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

    CAPITAL APPRECIATION. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

    PORTFOLIO MANAGEMENT FLEXIBILITY. Global Income Fund is actively managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

    RELATIVE STABILITY OF PRINCIPAL. Global Income Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

    PROFESSIONAL MANAGEMENT. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND
---------------

    HIGH YIELD FUND'S INVESTMENT PROCESS. GSAM starts the investment process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

    High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

    RETURN ON AND RISKS OF HIGH YIELD SECURITIES. Over the past decade, high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

    For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

CORPORATE DEBT OBLIGATIONS
--------------------------

    Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

    HIGH YIELD SECURITIES. Bonds rated BB or below by Standard & Poor's Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

    The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

    The market values of high yield, fixed income securities tend to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.


    Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Growth and Income, Capital Growth, International Equity, Global Income and High Yield Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

    Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. A Fund may be required to liquidate other portfolio securities to satisfy a Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

    The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions.
Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

    Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

    Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences unexpected net redemptions of a Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

    Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED
-------------------------------------------------------------------------------
ENTERPRISES
-----------

    Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

    U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

    The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

BANK OBLIGATIONS
----------------


    Each Fund may each invest in obligations issued or guaranteed by United States and foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

    Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS
-------------------------------------------------------------

    The Global Income and High Yield Funds may invest in deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

    PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

    Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

ZERO COUPON BONDS
-----------------

    A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
-------------------------------------

    The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

    The Global Income and High Yield Funds may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CUSTODIAL RECEIPTS
------------------

    Each Fund may, with respect to no more than 5% of net assets, invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MUNICIPAL SECURITIES
--------------------

    The High Yield Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities also include "public activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

    The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.


    Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES
---------------------------------------------

    GENERAL CHARACTERISTICS. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in Mortgage-Backed Securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties").
The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

    The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated.

A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

    ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

    Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

    There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Fund's portfolio and therefore in the net asset value of each Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

    FIXED-RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

    LEGAL CONSIDERATIONS OF MORTGAGE LOANS. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.  Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
    -----------
    to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

    Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.  Rights of Redemption.  In some states, after foreclosure of a mortgage loan,
    --------------------
    the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.  Legislative Limitations.  In addition to anti-deficiency and related
    -----------------------
    legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.  "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-called
    ------------------------
    "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.  Usury Laws.  Some states prohibit charging interest on mortgage loans in
    ----------
    excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

    A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

    GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

    FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

    Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

    FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

    Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

    The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

    CONVENTIONAL MORTGAGE LOANS. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

    MORTGAGE PASS-THROUGH SECURITIES. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and Mid Cap Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

         DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

    Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

    Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to
                                                             --- ----
certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

         RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

         CREDIT ENHANCEMENT. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

         SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

    In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

    The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-
holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in
                            --- ----
proportion to their respective outstanding interests in the mortgage pool.

         ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

         VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

         OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

         MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

    Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage- backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

    Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

    A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

    STRIPPED MORTGAGE-BACKED SECURITIES. The Global Income and High Yield Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. A Fund's investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES
-----------------------

    Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

    Like Mortgage-Backed Securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

    Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

    Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to the S&P 500 Index, for the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth and CORE Small Cap Equity Funds. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

    FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

    When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

    Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

    On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

    OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

    The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

    OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

    As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. To the extent consistent with the requirements of the Code for maintaining qualification as a regulated investment company for federal income tax purposes, a Fund will engage in transactions in currency forward contracts, futures contracts and, for a Fund permitted to do so, related options transactions only. (see "Taxation")

    Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

    Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
--------------------------------------------

    WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE U.S. Equity and CORE Large Cap Growth Funds). A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

    A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

    Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward commitment.

    In addition, a written call option or put option may be covered by maintaining cash or liquid assets (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

    A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

    A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian or using the other methods described above.

    A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

    PURCHASING OPTIONS. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

    A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

    A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

    YIELD CURVE OPTIONS. Global Income and High Yield Funds, with respect to up to 5% of their net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Global Income and High Yield Funds may purchase or write yield curve options for the same purposes as other options on securities. For example, Global Income and High Yield Funds may purchase a call option on the yield spread between two securities if either Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Global Income and High Yield Funds may also purchase or write yield curve options in an effort to increase their current income if, in the judgment of the Adviser, the Funds will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

    Yield curve options written by the Global Income and High Yield Funds will be "covered." A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

    RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

    Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
-----------------------------

    Each Fund other than the Global Income and High Yield Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

    Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
----------------------------------

    Each Fund other than the Global Income Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
------------------

    Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

    Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. International Equity, Global Income and High Yield Funds may be subject to currency exposure independent of their securities positions.

    Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

    Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Each Fund other than the Global Income and High Yield Funds may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Global Income and High Yield Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

    ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

    Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets" below.

    A Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."


    INVESTING IN EMERGING MARKETS. International Equity Fund is intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including Emerging Countries issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. Growth and Income, Mid Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers; including Emerging Countries issuers.
The Global Income and High Yield Funds may invest in debt securities of foreign issuers; including Emerging Markets. In addition, certain of International Equity and High Yield Funds' potential investment and management techniques entail special risks.

    The pace of change in many Emerging Countries, and in particular those in Asia, over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Emerging Countries have
been relatively attractive.   See "Risk Factors" in the Prospectus.

    Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets.

Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

    Certain of the Emerging Country securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

    Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain of the Asian countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
In addition, the
repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions such as the nee for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

    Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

    The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

    A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

    Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

    SOVEREIGN DEBT OBLIGATIONS. The International Equity, Global Income and High Yield Funds may invest in sovereign debt obligations. Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Growth and Income, Mid Cap Equity and Capital Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes. International Equity, Global Income and High Yield Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

    At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

    The International Equity, Global Income and High Yield Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. International Equity, Global Income and High Yield Funds may also purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

    A Fund's custodian will place cash or liquid assets into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

    While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

    Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

    Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

    WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

    International Equity, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, International Equity, Global Income and High Yield Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

    A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

    A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

    A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

    A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

    In addition to using options for the hedging purposes described above, International Equity, Global Income and High Yield Funds may use options on currency to seek to increase total return. International Equity, Global Income and High Yield Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, International Equity,

Global Income and High Yield Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, International Equity, Global Income and High Yield Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

    The International Equity, Global Income and High Yield Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The International Equity, Global Income and High Yield Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the International Equity, Global Income and High Yield Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

    SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

    The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

MORTGAGE DOLLAR ROLLS
---------------------

    The Global Income Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

    For financial reporting and tax purposes, the Global Income Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Global Income Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES
----------------------

    Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS,
--------------------------------------------------------------------------
FLOORS AND COLLARS
------------------

    The International Equity Fund, with respect to up to 5% of its net assets, and the Global Income and High Yield Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Global Income and High Yield Funds may, with respect to no more than 5% of net assets, enter into mortgage and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

    A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and the Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

    The International Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser. The Global Income and High Yield Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

    The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

    Each Fund may lend portfolio securities. The Global Income and High Yield Funds may not engage in portfolio securities lending in excess of 5% of net assets. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
----------------------------------------------

    Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT IN UNSEASONED COMPANIES
----------------------------------

    Each Fund, other than Global Income and High Yield Funds, may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

OTHER INVESTMENT COMPANIES
--------------------------


    Each Equity Fund reserves the right to invest up to 5% of its net and each Fixed Income Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment in the securities of other investment companies. Fixed Income Funds may not invest more than 5% of its total assets in the securities of any one investment company. No Fund may acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser or any of its affiliates.

    Each Equity Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange).

    The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

    SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

    The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described under "Risks Associated with Options Transactions," involved in the writing of options on securities.

    Each Fund (other then CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country Funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

REPURCHASE AGREEMENTS
---------------------

    Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

    For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

    As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

    In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES
----------------------------------

    Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

    The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

                            INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

    A Fund may not:

         (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act;

         (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

         (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and
              (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings;

         (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

         (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

         (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

         (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

         (8) issue senior securities to the extent such issuance would violate applicable law.

    Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

    In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

    A Fund may not:

    (a) Invest in companies for the purpose of exercising control or management;

    (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

    (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

(d)  Make short sales of securities, except short sales against the box.


                                   MANAGEMENT

    Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE               POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST  DURING PAST 5 YEARS
-----------             ----------  -------------------


Ashok N. Bakhru, 53     Chairman    Executive Vice President-Finance and
1325 Ave. of Americas   & Trustee   Administration and Chief Financial
New York, NY 10019                  Officer, Coty Inc. (since April 1996);
                                    President, ABN Associates (June 1994 through
                                    March 1996); Senior Vice President of Scott
                                    Paper Company (until June 1994); Director of
                                    Arkwright Mutual Insurance Company; Trustee of International House of Philadelphia;
                                    Member of Cornell University Council;
                                    Trustee of the Walnut Street Theater.

*David B. Ford, 51     Trustee      Managing Director, Goldman Sachs One
New York Plaza                      (since 1996); General Partner,
New York, NY 10004                  Goldman Sachs (1986-1996); Co-Head
                                    of Goldman Sachs Asset Management
                                    (since December 1994).

NAME, AGE               POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST  DURING PAST 5 YEARS
-------------           ----------  -------------------

*Douglas C. Grip, 35    Trustee     Vice President, Goldman Sachs (since
One New York Plaza      & President May 1996); President, MFS Retirement
New York, NY 10004                  Services Inc., of Massachusetts Financial
                                    Services (prior thereto).


*John P. McNulty, 44    Trustee     Managing Director, Goldman Sachs One
New York Plaza                      (since 1996);  General Partner of
New York, NY 10004                  Goldman Sachs(1990-1994 and 1995-
                                    1996); Co-Head of Goldman Sachs non
                                    Asset Management (since November
                                    1995); Limited Partner of Goldman
                                    Sachs (1994 to November 1995).


Mary P. McPherson, 60   Trustee     President of Bryn Mawr College
Taylor Hall                         (since   1978); Director of Bryn Mawr,
PA 19010                            Josiah Macy, Jr., Foundation (since
                                    1977); Director of the Philadelphia
                                    Contributionship (since 1985);
                                    Director of Amherst College (since
                                    1986); Director of Dayton Hudson
                                    Corporation (since 1988); Director
                                    of the Spencer Foundation (since
                                    1993); and member of PNC Advisory
                                    Board (since 1993).

*Alan A. Shuch, 48      Trustee     Limited Partner, Goldman Sachs
One New York Plaza                  (since 1994); Director and Vice
New York, NY  10004                 President Goldman Sachs Funds Management,
                                    Inc. (from April 1990 to November 1994);
                                    President and Chief Operating Officer, GSAM
                                    (from September 1988 to November 1994).


Jackson W. Smart, 66    Trustee     Chairman, Executive Committee, First
One Northfield Plaza # 218          Commonwealth, Inc. (a managed dental
Northfield, IL  60093               care company, since January 1996); Chairman
                                    and Chief Executive Officer, MSP
                                    Communications Inc. (a company engaged in radio broadcasting) (since November 1988),
                                    Director, Federal Express Corporation (since
                                    1976), Evanston Hospital Corporation (since
                                    1980), First Commonwealth, Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

NAME, AGE               POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST  DURING PAST 5 YEARS
-----------             ----------  -------------------


William H. Springer, 67 Trustee     Vice Chairman and Chief Financial
701 Morningside Drive               and Administrative Officer, February
Lake Forest, IL  60045              1987 to June 1991) of Ameritech (a
                                    telecommunications holding company;
                                    Director, Walgreen Co. (a retail drug store business); Director of Baker, Fentress & Co.
                                    (a closed-end, non-diversified management investment company) (April 1992 to present).


Richard P. Strubel, 57  Trustee     Managing Director, Tandem Partners,
70 West Madison St.                 Inc. (since 1990); President and
Ste. 1400                           Chief Executive Officer, Microdot,
Chicago, IL  60602                  Inc. (a diversified manufacturer of
                                    fastening systems and connectors) (January
                                    1984 to October 1994).


*Scott M. Gilman, 37    Treasurer   Director, Mutual Funds
One New York Plaza                  Administration, Goldman Sachs Asset
New York, NY  10004                 Management (since April 1994); Assistant
                                    Treasurer, Goldman Sachs Funds Management,
                                    Inc. (since March 1993); Vice President,
                                    Goldman Sachs (since March 1990).


*John M. Perlowski, 32  Assistant   Vice President, Goldman Sachs (since
One New York Plaza      Treasurer   July 1995); Director, Investors Bank
New York, NY 10004                  and Trust (November 1993 to July 1995);
                                    Audit Manager of Arthur Andersen LLP (prior thereto).


*John W. Mosior, 58     Vice  Vice  President, Goldman Sachs and
4900 Sears Tower        President   Manager of Shareholder Servicing of
Chicago, IL  60606                  GSAM (since November 1989).

*Nancy L. Mucker, 47    Vice        Vice President, Goldman Sachs (since
4900 Sears Tower        President   April 1985); Manager of Shareholder
Chicago, IL  60606                  Servicing of GSAM since (November 1989).


*James A. Fitzpatrick   Vice        Vice President of Goldman Sachs
4900 Sears Tower        President   Asset Management (since April 1997);
                                    Vice President and General
                                    First Data Corporation-Investor Manager,
                                    Services Group (prior thereto.)


NAME, AGE                 POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS               WITH TRUST      DURING PAST 5 YEARS
-----------               ----------      -------------------
*Michael J. Richman, 37   Secretary       General Counsel of the Mutual
85 Broad Street                           Funds Group of Goldman Sachs Asset
New York, NY                              Management (since December 1997);
                                          Associate General Counsel of Goldman
                                          Sachs Asset Management (February 1994 to
                                          December 1997); Vice President and Assistant
                                          General Counsel of Goldman Sachs (since June
                                          1992); Counsel to the Funds Group, GSAM
                                          (since June June 1992); Partner, Hale and
                                          Dorr (September 1991 to 1992).

*Howard B. Surloff, 32    Assistant       Assistant General Counsel Goldman
85 Broad Street           Secretary       Sachs Asset Management and
New York, NY  10004                       Associate General Counsel to the
                                          Funds Group (since December 1997);
                                          Assistant General Counsel and Vice
                                          President, Goldman Sachs (since
                                          November 1993 and May 1994 respectively);
                                          Associate of Shereff Friedman, Hoffman &
                                          Goodman (prior thereto).

*Valerie A. Zondorak, 32  Assistant       Assistant General Counsel Goldman
85 Broad Street           Secretary       Sachs Asset Management and Assistant
New York, New York 10004                  General Counsel Funds Group (since
                                          December 1997); Vice President,
                                          Goldman Sachs (since March 1997);
                                          Associate of Shereff Friedman,
                                          Hoffman & Goodman (prior thereto).


     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain estimated information with respect to the compensation of each Trustee of the Trust for the current fiscal year:


                                                   Pension or             Total
                                                   Retirement          Compensation
                                                    Benefits        from Goldman Sachs
                             Aggregate             Accrued as          Mutual Funds
                            Compensation            Part of           (including the
   Name of Trustee      from the Portfolios+  Portfolios' Expenses     Portfolios)**
----------------------  --------------------  --------------------  ------------------
Ashok N. Bakhru*              $ 5,095                    $0             $93,250
David B. Ford                       0                     0                   0
Douglas C. Grip                     0                     0                   0
John P. McNulty                     0                     0                   0
Mary P. McPherson*              4,200                     0              70,000
Alan A. Shuch                       0                     0                   0
Jackson W. Smart*               4,200                     0              70,000
William H. Springer*            4,200                     0              70,000
Richard P. Strubel*             4,200                     0              70,000

______________


     *    Non-interested persons of the Trust.


     ** As of the date of this statement of Additional Information, the Goldman Sachs Mutual Funds consisted of 94 mutual funds.

     + As of the date of this statement of Additional Information, it is anticipated that six Portfolios of the Trust will be operational during the current fiscal year.

MANAGEMENT SERVICES
-------------------

  GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity and High Yield Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity and Global Income Funds. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds.


  Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.


  The Funds' investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,010 companies, including approximately 1,142 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the investment advisers. These investment advisers manage money for some of the world's largest institutional investors. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs option evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

  In managing the Funds, the Funds' investment advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

  The High Yield Fund's investment adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities.

This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

  Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

  The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

  Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

  The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

  In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the International Equity and Global Income Funds), the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

  Each Fund's management agreement provides that the Advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

  The Funds' management agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on October 21, 1997. These arrangements were approved by the sole shareholder of each Fund on September 26, 1997 by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Fund under the Investment Company Act of 1940 and the Securities Act of 1933. Each management agreement will remain in effect until June 30, 1999 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and
(b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.


  Pursuant to the management agreements the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets.

                                   Management
Fund                                  Fee
----                                  ---
GSAM
Growth and Income Fund               .75%
CORE U.S. Equity Fund                .70%
CORE Large Cap Growth Fund           .70%
CORE Small Cap Equity Fund           .75%
Capital Growth Fund                  .75%
Mid Cap Equity Fund                  .80%
High Yield Fund                      .70%


GSAMI
International Equity Fund           1.00%
Global Income Fund                   .90%

     GSAM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

     Under the management agreements, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a

Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Funds. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

DISTRIBUTOR
-----------


     Goldman Sachs serves as the exclusive distributor of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Under the distribution agreement, each Fund is responsible for, among other things, the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC and in the various states, including registering the Fund as a broker or dealer. Each Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

     The Distributor will pay for, among other things, printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to variable annuity and variable insurance accounts and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to variable annuity and variable insurance accounts. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Fund.

     As agent, the Distributor currently offers shares of each Fund on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which such Fund may from time to time be registered or where permitted by applicable law. The underwriting agreements provide that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of any Fund.


     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquires, and (ix) render certain other miscellaneous services.

CUSTODIAN
----------

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The portfolio transactions for the Fixed Income Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to (i) a good faith determination by the Trustees that such commission is reasonable in light of the services provided; and (ii) to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.


                                 NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net asset value per share of each Fund is calculated by determining the value of the net assets attributable to that Fund and dividing by the number of outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of a Fund (except the Global Income Fund) for which no accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and (ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) debt securities will be valued via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; or using another pricing service approved by the Trustees if such prices are believed by the investment adviser to accurately represent market value; (c) overnight repurchase agreements will be valued by a Fund's Investment Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by a Fund's investment adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank;
(i) money market instruments with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value; and (j) all other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation. If accurate quotations are not readily available, such contracts will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank. If broker quotes are used, the portfolio manager/trader will identify one independent unaffiliated broker from whom the custodian bank will obtain prices daily and another independent unaffiliated broker from whom the custodian bank will obtain quotes at least weekly. The custodian bank will promptly notify the portfolio manager/trader and a member of the GSAM Valuation Committee or a designee thereof of any deviations equal to or greater than 3% between the weekly quote and the daily quotes for the date that the weekly quotes were obtained. The investment adviser will promptly provide instructions to the custodian bank. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation.

     Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and (ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                                 PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000
Index -Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index; (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, the Morgan Stanley Capital International Emerging Markets Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) the FT-Actuaries Europe and Pacific Index; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; and (w) information produced by Micropal, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     . cost associated with aging parents;

     . funding a college education (including its actual and estimated cost);

     . health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     . the benefits of international and emerging market investments;

     . the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the

       Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     . performance of securities markets of specific countries and regions;

     . value of a dollar amount invested in a particular market or type of security over different periods of time;

     . volatility of total return of various market indices (i.e. Lehman
       Government Bond Index, S&P 500 Index, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time;

     . credit ratings of domestic government bonds in various countries;

     . price volatility comparisons of types of securities over different periods of time; and

     . price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                                 SHARES OF THE TRUST

     Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees and officers of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size;
(ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.


     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.


        As of the date of this Statement of Additional Information, all of the outstanding shares of the Trust were owned by The Goldman Sachs Group, L.P., in connection with the Trust's initial capitalization.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                                 TAXATION

     Shares of the Funds are offered only to Separate Accounts that fund variable annuity contracts and variable insurance policies issued by Participating Insurance Companies. See the Prospectus for such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

     The following is only a summary of certain additional tax considerations generally affecting each Fund that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

     The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Portfolio shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Portfolio shares because the Portfolio shares will be sold only to insurance companies. Thus, purchasers of Portfolio shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.


     Each Fund is a separate taxable entity. Each of the Funds intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code").

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such

Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal incometax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to a percentage of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the International Equity or Global Income Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code
Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

     For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

     If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.


     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for International Equity and Global Income Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the International Equity and Global Income Funds make this election, their respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by International Equity or Global Income Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of International Equity and Global Income Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the International Equity or Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and
(ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS
-----------------------------------------

     For U.S. federal income tax purposes, distributions by a Fund generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.


     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by International Equity and Global Income Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES
------------------------------------------


     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and will be long-term or short-term depending on the shareholder's tax holding period for the shares subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. Any loss realized on a sale or redemption of shares of a Fund may be deferred under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If deferred, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL
---------------

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                                 OTHER INFORMATION

     Shares of the Funds are offered and sold on a continuous basis by the Trust's Distributor, Goldman Sachs, acting as agent. As described in the Prospectus, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              ARTHUR ANDERSEN LLP


                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholder and the Board of Trustees of Goldman Sachs Variable Insurance Trust:

We have audited the accompanying Statements of Assets and Liabilities of Goldman Sachs Variable Insurance Trust (comprising, respectively, Growth and Income Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, Capital Growth Fund, Mid Cap Equity Fund, International Equity Fund, Global Income Fund and High Yield Fund) (a Delaware business trust) as of December 12, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the Statements of Assets and Liabilities referred to above present fairly, in all material respects, the financial position of Goldman Sachs Variable Insurance Trust as of December 12, 1997, in conformity with generally accepted accounting principles.


                                                /s/ Arthur Andersen LLP


                                                ARTHUR ANDERSEN LLP





Boston, Massachusetts
December 15, 1997

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statement of Assets and Liabilities
December 12, 1997

                                                    Growth and        CORE U.S.       CORE Large      CORE Small       Capital
                                                   Income Fund          Equity        Cap Growth      Cap Equity     Growth Fund
                                                   -----------        ---------       ----------      ----------     -----------
ASSETS:
  Cash                                                $100,000           $--              $--             $--             $--
  Deferred organization expenses                        11,111           11,111           11,111          11,111          11,111
                                                   -----------        ---------       ----------      ----------     -----------

     Total Assets                                      111,111           11,111           11,111          11,111          11,111
                                                   -----------        ---------       ----------      ----------     -----------

LIABILITIES:
  Accrued organization expenses                         11,111           11,111           11,111          11,111          11,111
                                                   -----------        ---------       ----------      ----------     -----------

     Total Liabilities                                  11,111           11,111           11,111          11,111          11,111
                                                   -----------        ---------       ----------      ----------     -----------

NET ASSETS:
  Paid-in capital                                     $100,000           $--             $--             $--             $--
                                                   -----------        ---------       ----------      ----------     -----------

     Net Assets                                       $100,000           $--             $--             $--             $--
                                                   ===========        =========       ==========      ==========     ===========


NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE                                       $10.00           $--             $--             $--             $--
                                                   ===========        =========       ==========      ==========     ===========

SHARES OF BENEFICIAL INTEREST OUTSTANDING               10,000            --             --              --               --

(Unlimited shares authorized, no par value)        ===========        =========       ==========      ==========     ===========

                                                          Mid Cap        International     Global Income       High Yield
                                                        Equity Fund       Equity Fund           Fund              Fund
                                                        ------------     -------------     -------------       -----------
ASSETS:
  Cash                                                       $--               $--             $--                 $--
  Deferred organization expenses                              11,111            11,111            11,111            11,111
                                                        ------------     -------------     -------------       -----------
     Total Assets                                             11,111            11,111            11,111            11,111

LIABILITIES:
  Accrued organization expenses                               11,111            11,111            11,111            11,111
                                                        ------------     -------------     -------------       -----------
     Total Liabilities                                        11,111            11,111            11,111            11,111
                                                        ------------     -------------     -------------       -----------
NET ASSETS:
  Paid-in capital                                            $--               $--             $--                 $--
                                                        ------------     -------------     -------------       -----------
     Net Assets                                              $--               $--             $--                 $--
                                                        ============     =============     =============       ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE               $--               $--             $--                 $--
                                                        ============     =============     =============       ===========

SHARES OF BENEFICIAL INTEREST OUTSTANDING                     --                --              --                  --
                                                        ============     =============     =============       ===========
(Unlimited shares authorized, no par value)

                   THE GOLDMAN SACHS VARIABLE INSURANCE TRUST

                  Notes to Statement of Assets and Liabilities

                               December 12, 1997

NOTE 1.  ORGANIZATION

     The Goldman Sachs Variable Insurance Trust (the "Trust") was organized on September 16, 1997 as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of nine portfolios (the "Funds"): Growth and Income Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, Capital Growth Fund, Mid Cap Equity Fund, International Equity Fund, Global Income Fund and High Yield Fund. The Global Income Fund is a non-diversified Fund; all other Funds are diversified.

The only transaction of the Funds has been the initial sale on December 12, 1997 of 10,000 shares of the Growth and Income Fund to The Goldman Sachs Group, L.P. Shares of each of the Funds will be offered to the separate accounts of unaffiliated insurance companies.

The preparation of this financial statement requires management to make estimates and assumptions that may affect the reported amounts.

NOTE 2.  ORGANIZATIONAL COSTS

     The Trust has incurred organizational expenses in connection with the start-up and initial registration of the Funds. The total estimated organizational costs are $100,000 for the Trust. Goldman, Sachs & Co. (the "distributor") will seek reimbursement from the remaining Funds upon commencement of operations. Organizational costs will be amortized over 60 months on a straight-line basis beginning with the commencement of each of the Fund's operations. If any or all of the shares held by The Goldman Sachs Group, L.P. representing initial capital of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

NOTE 3.  FEDERAL TAXES

     The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of the investment company taxable and tax-exempt income to the shareholders of each of the Funds. Accordingly, no federal tax provisions are required.

NOTE 4.  AGREEMENTS

     The Funds have entered into a Management Agreement (the "Agreement") with Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs") and Goldman Sachs Asset Management International ("GSAMI"). GSAM serves as the investment advisor to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity and High Yield Funds. GSAMI serves as investment advisor to the International Equity and Global Income Funds. Under the Agreement, GSAM and GSAMI, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, GSAM and GSAMI are entitled to a fee, computed daily and payable monthly, at an annual rate equal to:

Growth and Income Fund                                            .75%
CORE U.S. Equity Fund                                             .70%
CORE Large Cap Growth Fund                                        .70%
CORE Small Cap Equity Fund                                        .75%
Capital Growth Fund                                               .75%
Mid Cap Equity Fund                                               .80%
International Equity Fund                                        1.00%
Global Income Fund                                                .90%
High Yield Fund                                                   .70%

Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management, litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses) until further notice to the extent such expenses exceed the following annual rates of each Fund's corresponding average daily net assets:


Growth and Income Fund                                            .15%
CORE U.S. Equity Fund                                             .10%
CORE Large Cap Growth Fund                                        .10%
CORE Small Cap Equity Fund                                        .15%
Capital Growth Fund                                               .15%
Mid Cap Equity Fund                                               .15%
International Equity Fund                                         .25%
Global Income Fund                                                .15%
High Yield Fund                                                   .15%

Goldman, Sachs & Co. serves as Distributor of shares of the Funds pursuant to a Distribution Agreement at no cost to the Funds. Goldman Sachs also serves as transfer agent of the Funds for a fee.

                                  APPENDIX A/1/

            DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS


                        MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

/1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

       CON. (---): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

       (P)...: When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


Description of Ratings of Commercial Paper
------------------------------------------

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Moody's commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       -       Leading market positions in well established industries.

       -       High rates of return on funds employed.

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME:  Issuers do not fall within any of the Prime rating categories.


Description of Ratings of State and Municipal Notes
---------------------------------------------------

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                                 STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B: Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB- rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       R: This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are:

securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


Description of Ratings of Commercial Paper
------------------------------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's commercial paper rating categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


Description of Ratings of Municipal Notes
-----------------------------------------

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

 - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

 - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1:            Very strong or strong capacity to pay principal and interest.
       Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:            Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:          Speculative capacity to pay principal and interest.


                                 FITCH INVESTORS SERVICE, L.P.

Long-Term Debt and Preferred Stock
----------------------------------

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

     AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C:  Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

     PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

Short-Term Ratings
------------------

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+:            Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payment.

     DP:  Represents preferred stock with dividend arrearages.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:        Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS:       High certainty of timely payment.  Liquidity factors are
                    strong and supported by good fundamental protection factors.
                    Risk factors are very small.

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                 APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.


     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                             GOLDMAN, SACHS & CO.'S
                  INVESTMENT BANKING AND SECURITIES ACTIVITIES



     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     . Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

     . With thirty-four offices around the world, Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

     . The number one underwriter of all international equity issuers from 1993 - 1996.

     .    A research budget of $200 million for 1997.

     . Premier lead manager of negotiated municipal bond offerings over the past six years (1990 - 1996)

     . The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

     .    The number one lead manger for initial public offerings
          (IPOs) worldwide (1989 - 1996)




* Source:  Securities Data Corporation. Common stock ranking excludes REITs,
  ------------------------------------
Investment Trusts and Rights.

                 GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE


1865   End of Civil War

1869   Marcus Goldman opens Goldman Sachs for business

1890   Dow Jones Industrial Average first published

1896   Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

       Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956   Goldman Sachs co-manages Ford's public offering, the largest to date

1970   Goldman Sachs opens London office

1972   Dow Jones Industrial Average breaks 1000

1986   Goldman Sachs takes Microsoft public

1991 Goldman Sachs provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995   Dow Jones Industrial Average breaks 5000

1996   Goldman Sachs takes Deutsche Telekom public

       Dow Jones Industrial Average breaks 6000

1997   Dow Jones Industrial Average breaks 7000

       Goldman Sachs increases assets under management by 100% over 1996

                           PART C - OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:

          Included in Part A of the Registration Statement:  None

          Included in Part B of the Registration Statement: Report of Independent Accountants

          Goldman Sachs Variable Insurance Trust Statement of Assets and Liabilities dated December 12, 1997

          Notes to Financial Statements

          All required financial statements are included in Part B hereof. All other financial statements and schedules are inapplicable.

     (b)  Exhibits

          (1) (a) Agreement and Declaration of Trust dated September 16, 1997 is incorporated herein by reference to exhibit (1) of the Registration Statement on Form N-1A (No. 333-35883 and 811-
                    8854) filed with the Commission on September 18, 1997 (Accession No. 0000950130-97-004157) (the "Initial
                    Registration Statement").

               (b) Amendment No. 1 dated October 21, 1997 to Agreement and Declaration of Trust.

          (2) By-Laws of Registrant dated September 16, 1997 are incorporated herein by reference to exhibit (2) of the Initial Registration Statement.

          (3)       Not Applicable.

          (4)       Not Applicable.

          (5) Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income and High Yield Funds.

          (6) Distribution Agreement between Registrant and Goldman, Sachs & Co. dated October 21, 1997.

          (7)       Not Applicable.

          (8)       Form of Custodian Agreement.

          (9) (a) Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. dated October 21, 1997.

               (b)  Form of Participation Agreement.

          (10) (a)  Opinion and consent of counsel.

               (b)  Consent of Arthur Andersen LLP.

          (11)      Not Applicable.

          (12)      Not Applicable.

          (13)      Purchase Agreement.

          (14)      Not Applicable.

          (15)      Not Applicable.

          (16)      Not Applicable.

          (17)      Not Applicable.

          (18)      Not Applicable.


Item 25.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is controlled by its Board of Trustees.

Item 26.  Number of Holders of Securities
          -------------------------------

          Registrant was organized primarily for the purpose of providing a vehicle for the investment of assets received by separate investment accounts ("Separate Accounts") established by participating life insurance companies.
The assets in such Separate Accounts are, under state law, assets of the life insurance companies which have established such Separate Accounts. Thus, at any time such life insurance companies will own such of Registrant's outstanding shares as are purchased with Separate Account assets; however, where required to do so, such life insurance companies will vote such shares only in accordance with instructions received from owners of the contracts pursuant to which monies are invested in such Separate Accounts.

                                            Number of Record Holders
Title of Class                              as of December 12, 1997
-------------------------------             ------------------------

Goldman Sachs Growth and Income Fund                 1
Goldman Sachs CORE U.S. Equity Fund                  0
Goldman Sachs CORE Large Cap Growth Fund             0
Goldman Sachs CORE Small Cap Equity Fund             0
Goldman Sachs Capital Growth Fund                    0
Goldman Sachs Mid Cap Equity Fund                    0
Goldman Sachs International Equity Fund              0
Goldman Sachs Global Income Fund                     0
Goldman Sachs High Yield Fund                        0


Item 27.  Indemnification
          ---------------

          Article IV of the Declaration of Trust of Goldman Sachs Variable Insurance Trust, the Delaware business trust, (incorporated herein by reference as Exhibit 1 hereto) provides for indemnification of the Trustees and officers of the Trust, subject to certain limitations.

          Section 9 of the Distribution Agreement between the Registrant and Goldman, Sachs & Co. (included herewith as Exhibit 6) provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities.

          Registrant expects that it will become a party to the mutual fund and Trustees and officers liability policies that have been purchased jointly by Goldman Sachs Trust, Trust for Credit Unions, The Benchmark Funds, The Commerce Funds and Goldman, Sachs & Co. which insures such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.


Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co. and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the text of which is, in each case, hereby incorporated by reference.

 Item 29.      Principal Underwriter
               ---------------------

     (a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions and for shares of Goldman Sachs Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units of shares of The Benchmark Funds and The Commerce Funds.

     (b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Executive Committee. None of the members of the executive committee holds a position or office with the Registrant.



         GOLDMAN SACHS EXECUTIVE COMMITTEE

Jon S. Corzine (1)           Chief Executive Officer
Robert J. Hurst (1)          Managing Director
Henry M. Paulson, Jr. (1)    Chief Operating Officer
John A. Thain (1)(3)         Chief Financial Officer
John L. Thornton (3)         Managing Director
Roy J. Zuckerberg (2)        Managing Director
______________________

(1)  85 Broad Street, New York, NY 10004
(2)  One New York Plaza, New York, NY 10004
(3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England


     (c)  Not applicable.


Item 30.  Location of Accounts and Records
          --------------------------------

          The Declaration of Trust, By-laws, minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 and the Rule promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency and underwriting records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

Item 31.  Management Services
          -------------------

          Not Applicable.

Item 32.  Undertakings
          ------------

          (a) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement.

          (b) Registrant undertakes to provide its Annual Report upon request without charge to any recipient of a Prospectus for the Funds.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of December, 1997.

                         GOLDMAN SACHS VARIABLE INSURANCE TRUST
                         Registrant

                         By: */s/ Douglas C. Grip
                             -----------------------
                              Douglas C. Grip
                              President

          Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                         Title            Date
----------------------------  -------------  -----------------

*/s/ Ashok N. Bakhru          Chairman and   December 23, 1997
----------------------------
 Ashok N. Bakhr               Trustee

*/s/ Douglas C. Grip          President and  December 23, 1997
----------------------------
Douglas C. Grip               Trustee

*/s/ David B. Ford            Trustee        December 23, 1997
----------------------------
David B. Ford

*/s/ John P. McNulty          Trustee        December 23, 1997
----------------------------
John P. McNulty

*/s/ Mary P. McPherson        Trustee        December 23, 1997
----------------------------
Mary P. McPherson

*/s/ Alan A. Shuch            Trustee        December 23, 1997
----------------------------
Alan A. Shuch

*/s/ Jackson W. Smart, Jr.    Trustee        December 23, 1997
----------------------------
Jackson W. Smat, Jr.

*/s/ William H. Springer      Trustee        December 23, 1997
----------------------------
William H. Springer

*/s/ Richard P. Strubel       Trustee        December 23, 1997
----------------------------
Richard P. Stabel


*By: /s/ Valerie A. Zondorak
     -------------------------
      Valerie A. Zondorak
      Attorney-in-Fact

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST

                            Certificate of Secretary


     The following resolution was duly adopted by the Board of Trustees of Goldman Sachs Variable Insurance Trust on October 21, 1997 and remains in effect on the date hereof:

               FURTHER RESOLVED, that the Trustees and Officers of Goldman Sachs Variable Insurance Trust (the "Trust") who may be required to execute any amendments to the Trust's Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James
          A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John W. Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the the Securities Act of 1933 and the Investment Company Act of 1940 of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or caused to be done by virtue thereof.


          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 1997.


                         GOLDMAN SACHS VARIABLE INSURANCE TRUST


                         /s/ Valerie A.  Zondorak
                         -------------------------
                         Valerie A. Zondorak
                         Assistant Secretary

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST



                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Richard P. Strubel, hereby constitutes and appoints James A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 21, 1997




                                    /s/ Richard P. Strubel
                                    -------------------------------------
                                    Richard P. Strubel

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Douglas C. Grip, hereby constitutes and appoints James A. Fitzpatrick, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Money Market Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:     October 21, 1997



                                    /s/ Douglas C. Grip
                                    --------------------------------------------
                                    Douglas C. Grip

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST



                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints James A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:    October 21, 1997



                                 /s/ Ashok N. Bakhru
                                 ----------------------------------------
                                   Ashok N. Bakhru

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST



                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, David B. Ford, hereby constitutes and appoints James A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:    October 21, 1997



                                 /s/ David B. Ford
                                 -------------------------------------------
                                  David B. Ford

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST



                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Alan A. Shuch, hereby constitutes and appoints James A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:    October 21, 1997



                                 /s/ Alan A. Shuch
                                 ------------------------------------------
                                  Alan A. Shuch

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST



                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Jackson W. Smart, Jr., hereby constitutes and appoints James A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:    October 21, 1997



                                 /s/ Jackson W. Smart, Jr.
                                 ------------------------------------------
                                   Jackson W. Smart, Jr.

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST



                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, William H. Springer, hereby constitutes and appoints James A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:    October 21, 1997



                                 /s/ William H. Springer
                                 -----------------------------------------
                                   William H. Springer

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST



                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John P. McNulty, hereby constitutes and appoints James A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:    October 21, 1997



                                 /s/ John P. McNulty
                                 ----------------------------------------
                                  John P. McNulty

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST



                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Mary P. McPherson, hereby constitutes and appoints James A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:    October 21, 1997



                                 /s/ Mary P. McPherson
                                 ----------------------------------------
                                  Mary P. McPherson

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.
-----------
                                               DESCRIPTION
                                               -----------


     1           (b)          Amendment No. 1 dated October 21, 1997 to
                              Agreement and Declaration of Trust.

     5 Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income and High Yield Funds.

     6 Distribution Agreement between Registrant and Goldman, Sachs & Co. dated October 21, 1997.

     8                        Form of Custodian Agreement.

     9(a) Transfer Agency Agreement between Registrant and Goldman Sachs & Co. dated October 21, 1997.

     9(b)                     Form of Participation Agreement.

     10(a)                    Opinion and consent of counsel.

     10(b)                    Consent of Arthur Andersen LLP.

     13                       Purchase Agreement.